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                                                                  EXHIBIT 99 (b)

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I hereby certify that this Form 10-Q, containing Bank One Corporation's consolidated financial statements for the three months ended March 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



May 8, 2003                                           /s/ Heidi Miller
                                            ------------------------------------
                                                        Heidi Miller
                                                  Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Bank One Corporation and will be retained by Bank One Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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